UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers
Amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”)
At the Annual Meeting of Stockholders on May 17, 2011 (the “Annual Meeting”), the stockholders of Flagstar Bancorp, Inc. (the “Company”) approved the following amendments to the 2006 Plan:
(i) increase the total number of shares of the Company’s common stock available for awards under the 2006 Plan by 15,000,000, from 7,726,828 shares to 22,726,828 shares; and
(ii) to increase the individual annual grant limit for options and stock appreciation rights to 5,000,000 shares from 500,000 shares and other awards to 5,000,000 shares from 1,000,000 shares, and to increase the maximum number of incentive stock options available for issuance to 1,500,000 shares from 97,950 shares.
The Board approved the amendments to the 2006 Plan on April 21, 2011, subject to stockholder approval.
A description of the 2006 Plan is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2011 in “ANNEX A — 2006 EQUITY INCENTIVE PLAN INFORMATION.” The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on May 17, 2011, a total of 532,557,661 shares of common stock was represented in person or by proxy, or 96.2% of the 553,772,453 shares of common stock outstanding on April 1, 2011, the record date. The results of the four proposals presented to the Company’s stockholders at the Annual Meeting were as follows:
(i) elected the nine director nominees;

Name	For	Withheld	Broker Non-Vote
Joseph P. Campanelli	452,441,477	11,672,897	68,443,287
Walter Carter	452,252,707	11,861,667	68,443,287
James D. Coleman	454,213,437	9,900,937	68,443,287
Gregory Eng	441,699,941	22,414,433	68,443,287
Jay J. Hansen	461,824,386	2,289,988	68,443,287
David J. Matlin	441,797,009	22,317,365	68,443,287
James A. Ovenden	461,798,206	2,316,168	68,443,287
Mark Patterson	452,248,855	11,865,519	68,443,287
David L. Treadwell	461,809,956	2,304,418	68,443,287

(ii) increased the maximum number of shares available for awards, the individual award limits and the maximum number of incentive option shares available for issuance under the Company’s 2006 Equity Incentive Plan;

For	Against	Abstain	Broker Non-Vote
453,977,183	9,863,054	274,136	68,443,288
(iii) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accountants for the year ending December 31, 2011; and

For	Against	Abstain	Broker Non-Vote
529,542,763	2,046,948	967,950	—
(iv) considered and approved an advisory (non-binding) proposal relating to the executive pay-for-performance compensation employed by the Company.

For	Against	Abstain	Broker Non-Vote
393,527,133	70,210,299	376,941	68,443,288
Item 9.01 Financial Statements and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

10.1	2006 Equity Incentive Plan, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: May 18, 2011	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer